EGA EMERGING GLOBAL SHARES TRUST

Supplement dated February 4, 2014 to the Summary Prospectus dated August 6, 2013, for EGShares Emerging Markets Domestic Demand ETF (Ticker: EMDD)

The investment objective for the EGShares Emerging Markets Domestic Demand ETF is revised as follows:

“The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Domestic Demand Index (the “EMDD Underlying Index”).”

The following replaces in its entirety the disclosure appearing in the last paragraph under “Principal Investment Strategies”:

“Under normal circumstances, the Fund will invest at least 80% of its net assets in emerging market domestic demand companies included in the EMDD Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund invests in the constituent companies of the EMDD Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively) domiciled in emerging market countries having a market capitalization of at least $100 million at the time of purchase. The EMDD Underlying Index is a 50-stock free-float market capitalization-weighted index designed to measure the market performance of companies in the consumer goods, consumer services, telecommunications, health care and the utilities sectors in emerging markets. A free-float index is one that only uses freely traded shares in calculating the market capitalization weighting. The Fund defines domestic demand companies as companies that are included in the EMDD Underlying Index at the time of purchase and includes emerging market companies in the consumer goods, consumer services, health care, telecommunications and utilities industries.”

All references under the sections entitled “Principal Investment Strategies” and “Principal Risks” to “Emerging Markets Domestic Demand Underlying Index” are replaced with “EMDD Underlying Index.”